Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused Small-Cap Growth Portfolio

Focused Growth and Income Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 24, 2009, to the Funds’ Prospectus, as supplemented and amended to date

Focused Small-Cap Growth Portfolio (“Small-Cap Growth Portfolio”)

The Board of Directors of the SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of the Small-Cap Growth Portfolio and the Focused Mid-Cap Growth Portfolio, each a series of the Corporation, and the Board of Trustees of the SunAmerica Equity Funds (the “Trust”), on behalf of the SunAmerica Growth Opportunities Fund and SunAmerica New Century Fund, each a series of the Trust, have determined that it is in the best interests of each of the SunAmerica Growth Opportunities Fund, the SunAmerica New Century Fund and the Focused Mid-Cap Growth Portfolio (each, a “Small-Cap Acquired Fund” and collectively, the “Small-Cap Acquired Funds”), and their respective shareholders to reorganize into the Small-Cap Growth Portfolio, subject to approval by each Small-Cap Acquired Fund’s shareholders. These transactions are collectively referred to herein as the Small-Cap Reorganizations, and the Small-Cap Growth Portfolio, following completion of the Small-Cap Reorganizations, may be referred to as the “Small-Cap Combined Fund.”

If the Small-Cap Reorganizations are approved by shareholders of the Small-Cap Acquired Funds, effective as of the closing of the Small-Cap Reorganizations, BAMCO, Inc. will no longer serve as an Adviser to the Small-Cap Growth Portfolio. SunAmerica Asset Management Corp. (“SunAmerica”), the investment adviser of the Small-Cap Growth Portfolio, will assume day-to-day portfolio management responsibility for the Small-Cap Combined Fund and Mr. Jay Rushin, Senior Vice President at SunAmerica, will serve as the portfolio manager of the Small-Cap Combined Fund. Mr. Rushin co-heads the SunAmerica Small-Cap Equity Team and has over twelve years of experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica in December 2005, Mr. Rushin was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios. Mr. Rushin received a B.A. from Florida State University and is a Chartered Financial Analyst. He is also a member of the Houston Society of Security Analysts.

Focused Growth and Income Portfolio (“Growth and Income Portfolio”)

The Board of Directors of the Corporation, on behalf of the Growth and Income Portfolio, a series of the Corporation, and the Board of Trustees of the Trust, on behalf of the SunAmerica Growth and Income Fund and the SunAmerica Balanced Assets Fund, each a series of the Trust, have determined that it is in the best interests of each of the SunAmerica Growth and Income Fund and the SunAmerica Balanced Assets Fund (each, a “Growth and Income Acquired Fund” and collectively, the “Growth and Income Acquired Funds”), and their respective shareholders to reorganize into the Growth and Income Portfolio, subject to approval by each Growth and Income Acquired Fund’s shareholders. These transactions are collectively referred to herein as the Growth and Income Reorganizations, and the Growth and Income Portfolio, following completion of the Growth and Income Reorganizations, may be referred to as the “Growth and Income Combined Fund.”

If the Growth and Income Reorganizations are approved by shareholders of the Growth and Income Acquired Funds, effective as of the closing of the Growth and Income Reorganizations, BlackRock Investment Management, LLC (“BlackRock”) will no longer serve as subadviser to the Growth and Income Portfolio. SunAmerica, the investment adviser of the Growth and Income Portfolio, will assume day-to-day portfolio management responsibility for the Growth and Income Combined Fund and the team composed of John Massey and Steve Neimeth, each a Senior Vice President at SunAmerica, will serve as the co-portfolio managers of the Growth and Income Combined Fund. Mr. Massey, Senior Vice President at SunAmerica, co-heads the SunAmerica Large-Cap Equity Team. Prior to joining SunAmerica in February 2006, Mr. Massey was an

Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001, Mr. Massey was an Investment Officer and a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a B.A. in Economics from University of Southern California. Mr. Neimeth, Senior Vice President at SunAmerica, co-heads the SunAmerica Large-Cap Equity Team. He has over 12 years of experience in the investment industry, focusing the past seven years on the large-cap value segment of the market. Prior to joining SunAmerica in April 2004, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Stearns Asset Management. Mr. Neimeth holds a B.A. from Hobart & William Smith Colleges and a Masters of Business Administration from the Johnson School of Management at Cornell University.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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